UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2016

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 19, 2016, the shareholders of The Travelers Companies, Inc. (the “Company”) approved an amendment to The Travelers Companies, Inc. 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”) at the Company’s annual meeting of shareholders.  The amendment:

•                  increases the number of shares authorized for issuance under the 2014 Stock Incentive Plan by 4,400,000; and

•                  prohibits the payment of dividends or dividend equivalents on stock options and stock appreciation rights granted under the 2014 Stock Incentive Plan.

The material terms of the 2014 Stock Incentive Plan, as amended (the “Amended and Restated 2014 Stock Incentive Plan”), are described in the Company’s definitive proxy statement, dated April 1, 2016, under the heading “Item 4 — Amendment to The Travelers Companies, Inc. 2014 Stock Incentive Plan”, which is incorporated herein by reference.

The Amended and Restated 2014 Stock Incentive Plan is filed as Exhibit 10.1 hereto.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 19, 2016.  For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement dated April 1, 2016.  Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Alan L. Beller	222,617,536	1,495,752	656,733	33,521,995
John H. Dasburg	219,538,570	4,373,771	857,680	33,521,995
Janet M. Dolan	220,125,887	4,017,331	626,803	33,521,995
Kenneth M. Duberstein	217,176,326	6,891,923	701,772	33,521,995
Jay S. Fishman	220,842,745	3,437,225	490,051	33,521,995
Patricia L. Higgins	222,936,547	1,276,140	557,334	33,521,995
Thomas R. Hodgson	219,922,613	4,114,243	733,165	33,521,995
William J. Kane	223,525,791	715,417	528,813	33,521,995
Cleve L. Killingsworth Jr.	220,043,518	3,963,286	763,217	33,521,995
Philip T. Ruegger III	223,417,745	811,615	540,661	33,521,995
Todd C. Schermerhorn	223,145,608	1,071,389	553,024	33,521,995
Alan D. Schnitzer	222,473,054	1,796,958	500,009	33,521,995
Donald J. Shepard	220,364,190	3,637,649	768,182	33,521,995
Laurie J. Thomsen	219,041,214	5,073,393	655,414	33,521,995

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
254,193,521	3,523,155	575,340	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
185,407,531	38,069,077	1,293,413	33,521,995

Item 4 —Amendment to the Company’s 2014 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
213,410,247	10,256,248	1,103,526	33,521,995

Item 5 — Shareholder Proposal Relating to Political Contributions and Expenditures

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,759,263	126,614,281	30,396,477	33,521,995

Item 6 — Shareholder Proposal Relating to Lobbying

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
85,350,888	109,015,603	30,403,530	33,521,995

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1	The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Kenneth F. Spence III
		Name:	Kenneth F. Spence III
		Title:	Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 10.1	The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan.